Exhibit 99.1

OVERVIEW

On February 29, 2020, Gardner Denver Holdings, Inc. completed the merger (the “Merger”) with Ingersoll-Rand plc’s Industrial segment (the “Ingersoll Rand Industrial Segment”). The newly combined company, named Ingersoll Rand Inc. (“Ingersoll Rand” or the “Company”), began trading Monday, March 2, 2020, on the New York Stock Exchange under the symbol “IR”.  As the Merger was completed during the first quarter of 2020, the Company’s historical financial statements pre-Merger are not reflective of the newly combined Company.

Ingersoll Rand is providing the below unaudited supplemental historical financial information of the Company on both a GAAP and non-GAAP adjusted basis for the fiscal years ended December 31, 2019 and 2018 and the quarters ended March 31, 2019, June 30, 2019, September 30, 2019, and December 31, 2019 as if the Merger was completed on January 1, 2018, to assist investors in assessing Ingersoll Rand’s historical performance on a basis that includes the combined results of operations of both Gardner Denver Holdings, Inc. (“Gardner Denver”) and the Ingersoll Rand Industrial Segment. Effective immediately upon the closing of the Merger, the Company began operating with four reportable segments:

1.	Industrial Technologies and Services (“IT&S”)
The IT&S segment includes a combination of the Ingersoll Rand Industrial Segment’s Compression Technologies and Services (“CTS”) business and the Gardner Denver Industrials business, which is managed through three regional business units, Americas, Asia Pacific and Europe, Middle East, India and Africa (“EMEIA”). IT&S EMEIA also includes Gardner Denver’s EMCO Wheaton Fuel Systems and Runtech businesses. In addition, the IT&S segment includes a new Pressure and Vacuum Solutions business unit that includes brands and offerings with a significant Engineered-to-Order (“ETO”) focus, including Nash, Garo, the Ingersoll Rand Industrial Segment’s Multi-stage Gear (“MSG”) Centrifugal Compressors, Gardner Denver Custom Engineered Products (“CEP”) and EMCO Wheaton Loading Systems. The IT&S segment also includes the Power Tools and Lifting business unit.

2.	Precision and Science Technologies (“P&ST”)
The P&ST segment includes the Ingersoll Rand Industrial Segment’s Precision Flow Systems (“PFS”) business unit as well as Gardner Denver’s Medical business unit and Gardner Denver’s Specialty Pumps.

3.	Specialty Vehicle Technologies (“SVT”)
The SVT segment consists of the Ingersoll Rand Industrial Segment’s Club Car business.

4.	High Pressure Solutions (“HPS”)
The HPS segment includes Gardner Denver’s Petroleum and Industrial Pump business.

Ingersoll Rand management believes this unaudited supplemental historical financial information helps investors understand the long-term profitability trends of its newly combined business giving effect to the Merger and facilitates comparisons of our profitability to prior and future periods and to our peers.  The supplemental historical financial information herein may not be comparable to similarly titled measures reported by other companies.

Non-U.S. GAAP Measures of Financial Performance

In addition to consolidated GAAP financial measures, Ingersoll Rand reviews various non-GAAP financial measures, including “Adjusted EBITDA,” “Adjusted Net Income,” “Adjusted Diluted EPS,” and “Adjusted Revenue.”

Ingersoll Rand believes Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Revenue are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as they exclude certain items that are unusual in nature or whose fluctuation from period to period do not necessarily correspond to changes in the operations of Ingersoll Rand’s business.  Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items.  Adjusted Net Income is defined as net income including interest, depreciation and amortization of non-acquisition related intangible assets and excluding other items used to calculate Adjusted EBITDA and further adjusted for the tax effect of these exclusions.  Ingersoll Rand believes that the adjustments applied in presenting Adjusted EBITDA and Adjusted Net Income are appropriate to provide additional information to investors about certain material non-cash items and about non-recurring items that the Company does not expect to continue at the same level in the future.  Adjusted Diluted EPS is defined as Adjusted Net Income divided by Adjusted Diluted Average Shares Outstanding. Adjusted Revenue represents revenue, adjusted for certain ongoing sales with Trane Technologies per the Transition Services Agreement that are sold at zero margin following the Merger.

Management and Ingersoll Rand’s board of directors regularly use these measures as tools in evaluating the Company’s operating and financial performance and in establishing discretionary annual compensation.  Such measures are provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measures under GAAP.  In addition, Ingersoll Rand believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS, are frequently used by investors and other interested parties in the evaluation of issuers, many of which also present Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS when reporting their results in an effort to facilitate an understanding of their operating and financial results and liquidity.

Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Revenue should not be considered as alternatives to net income, diluted earnings per share or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Revenue have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing Ingersoll Rand’s results as reported under GAAP.

Reconciliations of Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Revenue to their most comparable U.S. GAAP financial metrics for historical periods are presented in the tables below.

•
Table 1:  In Table 1, the Company presents a reconciliation from the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 (prepared in accordance with Article 11 of Regulation S-X) previously filed with the Securities and Exchange Commission (“SEC”) on March 31, 2020 as Exhibit 99.2 to Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2020 (the “Form 8-K/A”), to the unaudited adjusted condensed combined statement of operations for the year ended December 31, 2019.  The unaudited adjusted condensed combined statement of operations data serves as the basis for the other unaudited financial information (and related GAAP and non-GAAP measures) for the year ended December 31, 2019 presented in Table 3 through Table 8.

•
Table 2:  In Table 2, the Company presents a reconciliation from the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 (prepared in accordance with Article 11 of Regulation S-X) previously presented in the Company’s Registration Statement on Form S-4 filed with the SEC on December 30, 2019, as amended by Amendment No. 1 filed with the SEC on January 15, 2020 (as so amended, the “Form S-4”), to the unaudited adjusted condensed combined statement of operations for the year ended December 31, 2018.  The unaudited adjusted condensed combined statement of operations data serves as the basis for the other unaudited financial information (and related GAAP and non-GAAP measures) for the year ended December 31, 2018 presented in Table 3 through Table 8.

•
Table 3:  In Table 3, the Company presents its unaudited combined Adjusted Revenues, Adjusted EBITDA, and Adjusted EBITDA Margin at both the consolidated Company level and segment levels on a basis that reflects the Merger happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Merger.  Additionally, the table presents unaudited Further Adjusted Net Income and unaudited Further Adjusted Diluted EPS at the consolidated Company level.

•
Table 4:  In Table 4, the Company presents unaudited adjusted combined revenue growth/(decline) and its components (including the non-GAAP measures of organic revenue growth/(decline), impact of foreign currency, and impact of acquisitions) on a basis that reflects the Merger happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Merger.

•
Table 5:  In Table 5, the Company presents a reconciliation of unaudited Adjusted Net Income and unaudited Adjusted Diluted EPS to Further Adjusted Net Income and unaudited Further Adjusted Diluted EPS (including a reconciliation from diluted shares outstanding to adjusted diluted shares outstanding).

•	Table 6: In Table 6, the Company presents a reconciliation of unaudited Adjusted Diluted EPS to unaudited Further Adjusted Diluted EPS on a per share basis.

•	Table 7: In Table 7, the Company presents a reconciliation of unaudited Adjusted Net Income to unaudited Adjusted EBITDA and unaudited Further Adjusted Net Income.

•
Table 8:  In Table 8, the Company presents unaudited Adjusted Revenues by segment and a reconciliation of unaudited Segment Adjusted EBITDA by segment to unaudited Adjusted Income Before Income Taxes at the consolidated Company level.

Table 1:  Reconciliation from Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2019 to the Unaudited Adjusted Condensed Combined Statement of Operations for the Year Ended December 31, 2019

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
CONDENSED COMBINED STATEMENT OF OPERATIONS
(Dollars and Shares in millions, except per share amounts)

	Pro Forma Combined Year Ended Dec 31, 2019 (a)	Supplemental Adjustments		Adjusted Combined Financial Information Year Ended Dec 31, 2019
Revenues	$6,173.2	$(8.7)	(b)	$6,164.5
Cost of sales	4,004.4	(3.0)	(c)	4,001.4
Gross profit	2,168.8	(5.7)		2,163.1
Selling and administrative expenses	1,148.2	(38.4)	(c)	1,109.8
Amortization of intangible assets	359.8	-		359.8
Other operating expense, net	72.1	-		72.1
Operating income	588.7	32.7		621.4
Interest expense	156.5	-		156.5
Loss on extinguishment of debt	0.2	-		0.2
Other income, net	(4.2)	-		(4.2)
Income before income taxes	436.2	32.7		468.9
Provision for income taxes	96.5	22.1	(d)	118.6
Net income	339.7	10.6		350.3
Less: Net earnings attributable to noncontrolling interests	2.7	-		2.7
Net income attributable to Ingersoll Rand	$337.0	$10.6		$347.6

Basic earnings per share	$0.81	$0.03		$0.84
Diluted earnings per share	$0.80	$0.03		$0.83

Weighted average shares, basic	414.5			414.5
Weighted average shares, diluted	420.1			420.1

Notes to the Supplemental Adjustments to the Unaudited Condensed Combined Statement of Operations

(a)	This column represents the unaudited pro forma condensed combined statement of operations giving effect to the Merger which were included as Exhibit 99.2 to the Form 8-K/A.
(b)	Adjustment reflecting certain ongoing sales with Trane Technologies per the Transition Services Agreement that will be sold at zero margin post-Merger.
(c)
Adjustment reflecting the removal of certain corporate expenses allocated to the Ingersoll Rand Industrial Segment by its former parent (inclusive of corporate expenses allocated to Precision Flow Systems by its former parent) recorded in connection with the carve-out financial statements which did not convey with the Ingersoll Rand Industrial Segment.

(d)
Adjustment reflecting the application of the effective tax rate of 25.3% to all of the supplemental pro forma adjustments previously discussed above and additional tax provision related to Global Intangible Low-Taxed Income (“GILTI”) and income as defined under Subpart F of the Internal Revenue Code (“Subpart F”).

Table 2:  Reconciliation from Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018 to the Unaudited Adjusted Condensed Combined Statement of Operations for the Year Ended December 31, 2018

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
CONDENSED COMBINED STATEMENT OF OPERATIONS
(Dollars and Shares in millions, except per share amounts)

	Pro Forma Combined Year Ended Dec 31, 2018 (a)	Supplemental Adjustments		Adjusted Combined Financial Information Year Ended Dec 31, 2018
Revenues	$6,460.3	$(6.2)	(b)	$6,454.1
Cost of sales	4,168.1	(1.7)	(c)	4,166.4
Gross profit	2,292.2	(4.5)		2,287.7
Selling and administrative expenses	1,198.2	(45.8)	(c)	1,152.4
Amortization of intangible assets	361.3	-		361.3
Other operating expense, net	70.5	-		70.5
Operating income	662.2	41.3		703.5
Interest expense	170.3	(3.1)	(d)	167.2
Loss on extinguishment of debt	1.1	-		1.1
Other income, net	(8.8)	-		(8.8)
Income before income taxes	499.6	44.4		544.0
Provision for income taxes	116.6	18.3	(e)	134.9
Net income	383.0	26.1		409.1
Less: Net earnings attributable to noncontrolling interests	2.6	-		2.6
Net income attributable to Ingersoll Rand	$380.4	$26.1		$406.5

Basic earnings per share	$0.92	$0.06		$0.98
Diluted earnings per share	$0.90	$0.07		$0.97

Weighted average shares, basic	412.9			412.9
Weighted average shares, diluted	420.5			420.5

Notes to the Supplemental Adjustments to the Unaudited Condensed Combined Statement of Operations

(a)	This column represents the unaudited pro forma condensed combined statement of operations giving effect to the Merger which were included in the Form S-4.
(b)	Adjustment reflecting certain ongoing sales with Trane Technologies per the Transition Services Agreement that will be sold at zero margin post-Merger.
(c)
Adjustment reflecting the removal of certain corporate expenses allocated to the Ingersoll Rand Industrial segment by its former Parent (inclusive of corporate expenses allocated to Precision Flow Systems by its former Parent) recorded in connection with the carve-out financial statements which did not convey with the Ingersoll Rand Industrial segment.

(d)
Adjustment reflecting the removal of pro forma interest expense included in the unaudited pro forma condensed combined statement of operations included in the Form S-4.  The original pro forma interest expense amount was calculated using the best available estimated interest rates at the time the Form S-4 was filed. This incremental adjustment reflects a change in the interest expense calculation due to the application of actual agreed upon interest rates confirmed in the new borrowing facility.

(e)
Adjustment reflecting the application of the effective tax rate of 24.8% to all of the supplemental pro forma adjustments previously discussed above and additional tax provision related to GILTI and Subpart F.

Table 3:  Unaudited Adjusted Combined Financial Information by Segment

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION BY SEGMENT
(Dollars and Shares in millions, except per share amounts)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Ingersoll Rand
Adjusted Revenue (non-GAAP)	$6,164.5	$1,588.4	$1,481.0	$1,595.5	$1,499.6	$6,454.1
Adjusted EBITDA (non-GAAP)	1,196.5	314.2	293.8	313.1	275.4	1,294.9
Adjusted EBITDA Margin (non-GAAP)	19.4%	19.8%	19.8%	19.6%	18.4%	20.1%
Further Adjusted Net Income (non-GAAP)	690.8	184.4	169.0	183.3	154.1	755.3
Further Adjusted Diluted EPS (non-GAAP)	$1.64	$0.44	$0.39	$0.44	$0.37	$1.80

Industrial Technologies & Services
Adjusted Revenue (non-GAAP)	$4,057.5	$1,069.8	$984.0	$1,027.5	$976.2	$4,216.1
Adjusted EBITDA (non-GAAP)	816.1	236.0	199.8	199.5	180.8	825.6
Adjusted EBITDA Margin (non-GAAP)	20.1%	22.1%	20.3%	19.4%	18.5%	19.6%

Precision & Science Technologies
Adjusted Revenue (non-GAAP)	$850.3	$213.2	$208.0	$215.5	$213.6	$818.5
Adjusted EBITDA (non-GAAP)	235.9	59.4	56.6	63.4	56.5	208.7
Adjusted EBITDA Margin (non-GAAP)	27.7%	27.9%	27.2%	29.4%	26.5%	25.5%

Specialty Vehicle Technologies
Adjusted Revenue (non-GAAP)	$822.3	$226.4	$189.0	$233.0	$173.9	$749.4
Adjusted EBITDA (non-GAAP)	116.7	32.9	27.6	37.6	18.6	104.3
Adjusted EBITDA Margin (non-GAAP)	14.2%	14.5%	14.6%	16.1%	10.7%	13.9%

High Pressure Solutions
Adjusted Revenue (non-GAAP)	$434.4	$79.0	$100.0	$119.5	$135.9	$670.1
Adjusted EBITDA (non-GAAP)	117.4	16.0	26.9	32.6	41.9	227.9
Adjusted EBITDA Margin (non-GAAP)	27.0%	20.3%	26.9%	27.3%	30.8%	34.0%

Table 4:  Unaudited Adjusted Combined Revenue Growth / (Decline) by Segment (1)

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED REVENUE GROWTH / (DECLINE) BY SEGMENT
(Dollars and Shares in millions, except per share amounts)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Ingersoll Rand
Organic growth (decline) (non-GAAP)	(3.0%)	(7.1%)	(5.8%)	(0.9%)	2.3%	9.0%
Impact of foreign currency (non-GAAP)	(2.2%)	(1.0%)	(1.7%)	(2.7%)	(3.6%)	1.1%
Impact of acquisitions (non-GAAP)	0.7%	0.4%	0.6%	0.6%	1.3%	1.3%
Total adjusted revenue growth (decline) (non-GAAP)	(4.5%)	(7.7%)	(6.9%)	(3.0%)	-%	11.4%

Industrial Technologies & Services
Organic growth (decline) (non-GAAP)	(1.6%)	(5.4%)	(3.4%)	(0.9%)	4.1%	6.9%
Impact of foreign currency (non-GAAP)	(2.7%)	(1.2%)	(2.1%)	(3.4%)	(4.6%)	1.2%
Impact of acquisitions (non-GAAP)	0.5%	0.3%	0.3%	0.3%	1.3%	1.8%
Total adjusted revenue growth (decline) (non-GAAP)	(3.8%)	(6.3%)	(5.2%)	(4.0%)	0.8%	9.9%

Precision & Science Technologies
Organic growth (decline) (non-GAAP)	3.5%	0.8%	(0.3%)	4.9%	9.1%	12.5%
Impact of foreign currency (non-GAAP)	(2.4%)	(1.2%)	(1.9%)	(2.9%)	(3.9%)	2.0%
Impact of acquisitions (non-GAAP)	2.8%	1.9%	2.9%	3.1%	3.2%	0.1%
Total adjusted revenue growth (non-GAAP)	3.9%	1.5%	0.7%	5.1%	8.4%	14.6%

Specialty Vehicle Technologies
Organic growth (non-GAAP)	10.3%	7.9%	17.6%	13.3%	2.8%	12.8%
Impact of foreign currency (non-GAAP)	(0.6%)	(0.3%)	(0.4%)	(0.7%)	(1.0%)	0.4%
Impact of acquisitions (non-GAAP)	-%	-%	-%	-%	-%	-%
Total adjusted revenue growth (non-GAAP)	9.7%	7.6%	17.2%	12.6%	1.8%	13.2%

High Pressure Solutions
Organic growth (decline) (non-GAAP)	(35.1%)	(49.8%)	(45.9%)	(26.5%)	(17.2%)	14.6%
Impact of foreign currency (non-GAAP)	(0.3%)	(0.5%)	(0.3%)	(0.3%)	(0.4%)	-%
Impact of acquisitions (non-GAAP)	0.3%	-%	-%	0.4%	0.8%	1.0%
Total adjusted revenue growth (decline) (non-GAAP)	(35.1%)	(50.3%)	(46.2%)	(26.4%)	(16.8%)	15.6%

(1)
Organic growth/(decline), impact of foreign currency, and impact of acquisitions are non-GAAP measures.  References to “impact of acquisitions” refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition.  The portion of GAAP revenue attributable to currency translation is calculated as the difference between (a) the period-to-period change in revenue (excluding acquisition sales) and (b) the period-to-period change in revenue (excluding acquisition sales) after applying prior year foreign exchange rates to the current year period.

Table 5:  Reconciliation of Unaudited Adjusted Net Income and Adjusted Diluted EPS to Unaudited Further Adjusted Net Income and Further Adjusted Diluted EPS

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF ADJUSTED NET INCOME AND DILUTED EPS TO
FURTHER ADJUSTED NET INCOME AND FURTHER ADJUSTED DILUTED EPS
(Dollars and Shares in millions, except per share amounts)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Adjusted Net Income (1)	$350.3	$104.1	$90.4	$93.6	$62.2	$409.1
Adjusted Diluted Earnings Per Share (1)	$0.83	$0.25	$0.21	$0.22	$0.15	$0.97
Plus:
Amortization of acquisition related intangible assets (a)	$348.0	$86.9	$86.8	$87.0	$87.3	$347.4
Acquisition related expenses and non-cash charges (b)	9.7	4.4	2.1	1.6	1.6	16.7
Restructuring and related business transformation costs (c)	63.1	15.1	17.8	15.1	15.1	84.5
Stock-based compensation (d)	32.4	8.8	2.9	9.1	11.6	17.8
Foreign currency transaction losses (gains), net	7.2	5.3	(2.2)	1.6	2.5	(0.6)
Shareholder litigation settlement recoveries (e)	(6.0)	-	-	-	(6.0)	(9.5)
Other adjustments (f)	0.7	-	-	-	0.7	4.1
Minus:
Income tax provisions, as adjusted (g)	114.6	40.2	28.8	24.7	20.9	114.2
Further Adjusted Net Income	$690.8	$184.4	$169.0	$183.3	$154.1	$755.3
Further Adjusted Diluted Earnings Per Share	$1.64	$0.44	$0.39	$0.44	$0.37	$1.80
Average Shares Outstanding:
Diluted shares outstanding	208.9	209.4	209.0	208.9	207.7	209.1
Effects of transaction	211.3	211.3	211.3	211.3	211.3	211.3
Adjusted diluted shares outstanding	420.2	420.7	420.3	420.2	419.0	420.4

(1)
See Table 1 and Table 2 for the years ended December 31, 2019 and December 31, 2018, respectively, for a reconciliation of unaudited pro forma Net Income and unaudited pro forma Diluted EPS as previously disclosed in SEC filings in accordance with Article 11 of Regulation S-X to these adjusted measures presented above.

Table 6:  Reconciliation of Unaudited Adjusted Diluted EPS to Unaudited Further Adjusted Diluted EPS

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF ADJUSTED DILUTED EPS TO FURTHER ADJUSTED DILUTED EPS
(Share amounts in millions, per share amounts in whole dollars)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Adjusted Diluted Earnings Per Share (1)	$0.83	$0.25	$0.21	$0.22	$0.15	$0.97
Plus:
Amortization of acquisition related intangible assets (a)	0.83	0.20	0.21	0.21	0.21	0.83
Acquisition related expenses and non-cash charges (b)	0.01	0.01	-	-	-	0.04
Restructuring and related business transformation costs (c)	0.15	0.04	0.04	0.04	0.03	0.20
Stock-based compensation (d)	0.08	0.02	0.01	0.02	0.03	0.04
Foreign currency transaction losses (gains), net	0.01	0.01	(0.01)	-	0.01	-
Shareholder litigation settlement recoveries (e)	(0.01)	-	-	-	(0.01)	(0.02)
Other adjustments (f)	-	-	-	-	-	0.01
Minus:	-
Income tax provisions, as adjusted (g)	0.26	0.09	0.07	0.05	0.05	0.27
Further Adjusted Diluted Earnings Per Share	$1.64	$0.44	$0.39	$0.44	$0.37	$1.80

(1)
See Table 1 and Table 2 for the years ended December 31, 2019 and December 31, 2018, respectively, for a reconciliation of unaudited pro forma Diluted EPS as previously disclosed in SEC filings in accordance with Article 11 of Regulation S-X to Adjusted Diluted EPS presented above.

Table 7:  Reconciliation of Unaudited Adjusted Net Income to Unaudited Adjusted EBITDA and Unaudited Further Adjusted Net Income

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF ADJUSTED NET INCOME TO
ADJUSTED EBITDA AND FURTHER ADJUSTED NET INCOME
(Dollars and Shares in millions, except per share amounts)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Adjusted Net Income (1)	$350.3	$104.1	$90.4	$93.6	$62.2	$409.1
Plus:
Interest expense	$156.5	$37.8	$40.1	$39.3	$39.3	$167.2
Provision for income taxes	118.6	22.1	28.2	37.2	31.1	134.9
Depreciation expense	95.8	24.0	23.0	23.8	25.0	99.3
Amortization expense (a)	368.2	92.6	91.5	91.8	92.3	371.4
Acquisition related expenses and non-cash charges (b)	9.7	4.4	2.1	1.6	1.6	16.7
Restructuring and related business transformation costs (c)	63.1	15.1	17.8	15.1	15.1	84.5
Stock-based compensation (d)	32.4	8.8	2.9	9.1	11.6	17.8
Foreign currency transaction losses (gains), net	7.2	5.3	(2.2)	1.6	2.5	(0.6)
Shareholder litigation settlement recoveries (e)	(6.0)	-	-	-	(6.0)	(9.5)
Other adjustments (f)	0.7	-	-	-	0.7	4.1
Adjusted EBITDA	$1,196.5	$314.2	$293.8	$313.1	$275.4	$1,294.9
Minus:
Interest expense	$156.5	$37.8	$40.1	$39.3	$39.3	$167.2
Income tax provision, as adjusted (g)	233.2	62.3	57.0	61.9	52.0	249.1
Depreciation expense	95.8	24.0	23.0	23.8	25.0	99.3
Amortization of non-acquisition related intangible assets (a)	20.2	5.7	4.7	4.8	5.0	24.0
Further Adjusted Net Income	$690.8	$184.4	$169.0	$183.3	$154.1	$755.3

(1)
See Table 1 and Table 2 for the years ended December 31, 2019 and December 31, 2018, respectively, for a reconciliation of unaudited pro forma Net income as previously disclosed in SEC filings in accordance with Article 11 of Regulation S-X to Adjusted Net income presented above.

Table 8:  Unaudited Adjusted Revenue by Segment and a Reconciliation of Unaudited Segment Adjusted EBITDA to Unaudited Adjusted Income Before Income Taxes

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT ADJUSTED EBITDA TO ADJUSTED INCOME BEFORE INCOME TAXES
(Dollars and Shares in millions, except per share amounts)

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Adjusted Revenue
Industrial Technologies & Services	$4,057.5	$1,069.8	$984.0	$1,027.5	$976.2	$4,216.1
Precision & Science Technologies	850.3	213.2	208.0	215.5	213.6	818.5
Specialty Vehicle Technologies	822.3	226.4	189.0	233.0	173.9	749.4
High Pressure Solutions	434.4	79.0	100.0	119.5	135.9	670.1
Total Adjusted Revenue (1)	$6,164.5	$1,588.4	$1,481.0	$1,595.5	$1,499.6	$6,454.1
Segment Adjusted EBITDA
Industrial Technologies & Services	$816.1	$236.0	$199.8	$199.5	$180.8	$825.6
Precision & Science Technologies	235.9	59.4	56.6	63.4	56.5	208.7
Specialty Vehicle Technologies	116.7	32.9	27.6	37.6	18.6	104.3
High Pressure Solutions	117.4	16.0	26.9	32.6	41.9	227.9
Total Segment Adjusted EBITDA	$1,286.1	$344.3	$310.9	$333.1	$297.8	$1,366.5
Less items to reconcile Segment Adjusted EBITDA to Adjusted Income Before Income Taxes:
Corporate expenses not allocated to segments	$89.6	$30.1	$17.1	$20.0	$22.4	$71.6
Interest expense	156.5	37.8	40.1	39.3	39.3	167.2
Depreciation and amortization expense	464.0	116.6	114.5	115.6	117.3	470.7
Acquisition related expenses and non-cash charges (b)	9.7	4.4	2.1	1.6	1.6	16.7
Restructuring and related business transformation costs (c)	63.1	15.1	17.8	15.1	15.1	84.5
Stock-based compensation (d)	32.4	8.8	2.9	9.1	11.6	17.8
Foreign currency transaction losses (gains), net	7.2	5.3	(2.2)	1.6	2.5	(0.6)
Shareholder litigation settlement recoveries (e)	(6.0)	-	-	-	(6.0)	(9.5)
Other adjustments (f)	0.7	-	-	-	0.7	4.1
Adjusted Income Before Income Taxes(1)	$468.9	$126.2	$118.6	$130.8	$93.3	$544.0

(1)
See Table 1 and Table 2 for the years ended December 31, 2019 and December 31, 2018, respectively, for a reconciliation of unaudited pro forma Revenue and unaudited pro forma Income Before Income Taxes as previously disclosed in SEC filings in accordance with Article 11 of Regulation S-X to these adjusted measures presented above.

Notes to Tables 5, 6, 7 and 8 of the Adjusted Combined Financial Information

All supplemental financial information presented in this document represents the newly combined Ingersoll Rand giving effect to the Merger as if it happened on January 1, 2018.

(a)	Amortization expense consisted of the following:

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Amortization of acquisition-related intangible assets	$348.0	$86.9	$86.8	$87.0	$87.3	$347.4
Amortization of non-acquisition related intangible assets	20.2	5.7	4.7	4.8	5.0	24.0
Total amortization expense	$368.2	$92.6	$91.5	$91.8	$92.3	$371.4

(b)
Represents costs associated with successful and/or abandoned acquisitions, including third-party expenses, post-closure integration costs (including certain incentive and non-incentive cash compensation costs), and non-cash charges and credits arising from fair value purchase accounting adjustments.

(c)	Restructuring and related business transformation costs consisted of the following.

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Restructuring charges	$54.6	$11.7	$16.0	$13.9	$13.0	$62.6
Severance, sign-on, relocation and executive search costs	2.5	1.2	0.1	0.2	1.0	4.1
Facility reorganization, relocation and other costs	2.4	0.5	0.8	0.5	0.6	3.1
Information technology infrastructure transformation	1.2	0.3	0.2	0.4	0.3	0.8
Losses (gains) on asset and business disposals	0.8	0.9	0.2	(0.4)	0.1	(5.3)
Consultant and other advisor fees	0.3	-	0.1	0.1	0.1	14.1
Other, net	1.3	0.5	0.4	0.4	-	5.1
Total restructuring and related business transformation costs	$63.1	$15.1	$17.8	$15.1	$15.1	$84.5

(d)
Represents stock-based compensation expense recognized for stock options outstanding of $30.8 million and $17.8 million for the years ended December 31, 2019 and 2018, respectively. Represents stock-based compensation expense recognized for stock options outstanding of $8.7 million, $2.7 million, $9.0 million and $10.4 million for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(e)	Represents insurance recoveries of our shareholder litigation settlement in 2014.

(f)	Other adjustments are comprised of the following items:
i.	estimated environmental remediation costs and losses relating to a former production facility;
ii.	certain expenses related to our initial public offering and secondary offerings;
iii.	third party expenses to comply with the requirements of Sarbanes-Oxley and the accelerated adoption of new accounting standards in the first quarter of 2018 and 2019, respectively;
iv.
losses on the extinguishment of the Company’s senior notes, extinguishment of a portion of the Company’s U.S. Term Loan, refinancing of the Company’s Original Dollar Term Loan Facility and the Company’s Original Euro Term Loan Facility and losses reclassified from accumulated other comprehensive income/(loss) into income related to the amendment of the interest rate swaps in conjunction with the debt repayment; and

v.	other individually immaterial miscellaneous adjustments.

(g)
Represents our income tax provision adjusted for the tax effect of pre-tax items excluded from Adjusted Net Income and the removal of applicable discrete tax items. The tax effect of pre-tax items excluded from Adjusted Net Income is computed using the statutory tax rate related to the jurisdiction that was impacted by the adjustment after taking into account the impact of permanent differences and valuation allowances. The income tax provision, as adjusted for each of the periods presented below consists of the following:

	Year ended	Quarter ended				Year ended
	Dec 31, 2019	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Provision for income taxes	$118.6	$22.1	$28.2	$37.2	$31.1	$134.9
Tax impact of pre-tax income adjustments	114.6	40.2	28.8	24.7	20.9	113.5
Income tax provision, as adjusted	$233.2	$62.3	$57.0	$61.9	$52.0	$248.4